                                                                      Exhibit 24


              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of March, 2002.



                                                /s/ Allen Schopbach
                                                -------------------------------
                                                Allen Schopbach

EXHIBIT A


QC Holdings, Inc.
QC, Inc.
QC Industries, Inc

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of March, 2002.



                                               /s/ Brian Roesler
                                               -------------------------------
                                               Brian Roesler

EXHIBIT A


LOL Power, LLC
Mapleleaf, L.L.C.

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 2002.



                                               /s/ Carol Kitchen
                                               -------------------------------
                                               Carol Kitchen

EXHIBIT A


Diamond Cross, LLC
Golden State Feeds, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 6th day of March, 2002.




                                               /s/ Dave Hoogmoed
                                               -------------------------------
                                               Dave Hoogmoed

EXHIBIT A


Coastal Ag-Development
PM Nutrition Company, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of March, 2002.


                                               /s/ David Seehusen
                                               -------------------------------
                                               David Seehusen

EXHIBIT A


Seed Research, Inc.
L.L. Olds Seed Company
Research Seeds, Inc.

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 2002.



                                               /s/ Don Berg
                                               -------------------------------
                                               Don Berg

EXHIBIT A


Northwest Food Products Company
Northwest Food Products Transportation, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of March, 2002.


                                               /s/ Ernest Bethe, III
                                               -------------------------------
                                               Ernest Bethe, III

EXHIBIT A




Advanced Business Concepts International, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of March, 2002.



                                               /s/ Glenn Shields
                                               -------------------------------
                                               Glenn Shields

EXHIBIT A


PMI Nutrition, LLC
PMI Nutrition International, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of March, 2002.


                                               /s/ John Prince
                                               -------------------------------
                                               John Prince

EXHIBIT A


Golden Valley Dairy Products

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 2002.


                                                /s/ Jeffrey Price
                                                --------------------------------
                                                Jeffrey Price

EXHIBIT A


Maple Leaf L.L.C.

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this llth day of March, 2002.


                                               /s/ Jerry Booren
                                               --------------------------------
                                               Jerry Booren

EXHIBIT A


Diamond Cross, LLC
Golden State Feeds, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 1st day of March, 2002.


                                        /s/ Jim Hamm
                                        -------------------------------
                                        Jim Hamm

EXHIBIT A



Milk Products, LLC
Nutra-Blend, LLC
FMR, Inc.
Alliance Milk Products, LC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 2002.


                                        /s/ John Peters
                                        -------------------------------
                                        John Peters

EXHIBIT A


Thomas Products, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 6th day of March, 2002.


                                        /s/ John Swanson
                                        -------------------------------
                                        John Swanson

EXHIBIT A


Alliance Milk Products, LLC

Milk Products, LLC
Nutra-Blend, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of February, 2002.


                                        /s/ Ken Fearday
                                        -------------------------------
                                        Ken Fearday

EXHIBIT A


Forage Genetics, Inc.
L.L. Olds Seed Company
Michigan State Seed Company
Research Seeds, Inc.
Seed Research, Inc.

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of March, 2002.


                                        /s/ Mark Chenoweth
                                        -------------------------------
                                        Mark Chenoweth

EXHIBIT A


ACS Stores, LLC
America's Country Stores, LLC
America's Country Stores Holdings, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of March, 2002.


                                        /s/ Mark McCaslin
                                        -------------------------------
                                        Mark McCaslin

EXHIBIT A


Forage Genetics, Inc.

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of March, 2002.


                                        /s/ Mary Mills
                                        -------------------------------
                                        Mary Mills

EXHIBIT A


QC Holdings, Inc.
QC, Inc.
QC Industries, Inc

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of March, 2002.


                                        /s/ Maurie Cashman
                                        -------------------------------
                                        Maurie Cashman

EXHIBIT A


Farbest, Inc.

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of March, 2002.


                                        /s/ Mike Doyle
                                        --------------------------------
                                        Mike Doyle

EXHIBIT A


ACS Stores, LLC
America's Country Stores, LLC
America's Country Stores Holdings, LLC
Coastal Ag-Development, Inc.
PM Nutrition Company, LLC
PMI Agriculture, LLC
PMI Nutrition, LLC
PMI Nutrition International, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of March, 2002.


                                        /s/ Mike Osborne
                                        -------------------------------
                                        Mike Osborne

EXHIBIT A


Nutra-Blend, LLC
Thomas Products, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of March, 2002.


                                        /s/ Paul Cameron
                                        -------------------------------
                                        Paul Cameron

EXHIBIT A


Thomas Products, LLC
Diamond Cross, LLC
Golden State Feeds, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 2002.



                                        /s/ Paul Delperdang
                                        -------------------------------
                                        Paul Delperdang

EXHIBIT A


Northwest Food Products Company
Northwest Food Products Transportation, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of March, 2002.



                                         /s/ Dennis P. Petersen
                                        -------------------------------
                                         Dennis P. Petersen

EXHIBIT A


Farbest, Inc.
FMR, Inc.

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of March, 2002.




                                        /s/ Peter Janzen
                                        -------------------------------
                                        Peter Janzen

EXHIBIT A


Forage Genetics, Inc.
L.L. Olds Seed Company
Michigan State Seed Company
Seed Research, Inc.
Seedbiotics, L.L.C.

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2002.




                                        /s/ Richard Poeppel
                                        -------------------------------
                                        Richard Poeppel

EXHIBIT A


Alliance Milk Products, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 2002.



                                        /s/ Rick Bowen
                                        -------------------------------
                                        Rick Bowen

EXHIBIT A


Alliance Milk Products, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 2002.



                                        /s/ Robert Brown
                                        -------------------------------
                                        Robert Brown

EXHIBIT A


Golden Valley Dairy Products

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of March, 2002.



                                        /s/ Sharon Hoerth
                                        -------------------------------
                                        Sharon Hoerth

EXHIBIT A


Alliance Milk Products, LLC
Milk Products, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 7th day of March, 2002.



                                        /s/ Thomas Hines
                                        -------------------------------
                                        Thomas Hines

EXHIBIT A


QC Holdings, Inc.
QC, Inc.
QC Industries, Inc.

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of March, 2002.



                                        /s/ Vern Loehr
                                        -------------------------------
                                        Vern Loehr

EXHIBIT A


Alliance Milk Products, LLC
Milk Products, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 2002.



                                        /s/ Alan Pierson
                                        -------------------------------
                                        Alan Pierson

EXHIBIT A


Golden Valley Dairy Products

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 2002.



                           /s/ Peter Simonse
                           -----------------------------------------------------
                           Peter Simonse

EXHIBIT A

Advanced Business Concepts International, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of March, 2002.



                                               /s/ Daniel Knutson
                                               ----------------------------
                                               Daniel Knutson

EXHIBIT A

Farbest, Inc.

Land O'Lakes Farmland Feed LLC
Land O'Lakes Holdings, Inc.

Land O'Lakes International Development Corporation
LOL Holdings II, Inc.

LOL Power, LLC
Purina Mills, LLC
Realty LOL, Inc.

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 2002.



                                               /s/ David Hettinga
                                               ----------------------------
                                               David Hettinga

EXHIBIT A


QC Holdings, Inc.
QC, Inc.
QC Industries, Inc.

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of March, 2002.



                               /s/ Duane Halverson
                               -------------------------------------------------
                               Duane Halverson

EXHIBIT A


Farbest, Inc.
Land O'Lakes Farmland Feed LLC
LOL Holdings II, Inc.
Research Seeds, Inc.

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of March, 2002.



                           /s/ James Wahrenbrock
                           -----------------------------------------------------
                           James Wahrenbrock

EXHIBIT A


FMR, Inc.
Land O'Lakes Farmland Feed LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint Daniel Knutson, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 4th day of March, 2002.



                           /s/ John E. Gherty
                           -----------------------------------------------------
                           John E. Gherty

EXHIBIT A


Land O'Lakes Holdings, Inc.

Land O'Lakes International Development Corporation
QC, Inc.
QC Holdings, Inc.
QC Industries, Inc.
Realty LOL, Inc.
Research Seeds, Inc.

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of March, 2002.



                                 /s/ John Rebane
                                 -----------------------------------------------
                                 John Rebane

EXHIBIT A


Golden Valley Dairy Products
Land O'Lakes Holdings, Inc.
Land O'Lakes International Development Corporation
Realty LOL, Inc.

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of March, 2002.



                              /s/ Chris Policinski
                              --------------------------------------------------
                              Chris Policinski

EXHIBIT A


Advanced Business Concepts International, LLC
Land O'Lakes International Development Corporation
Northwest Food Products Company, Inc.

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of March, 2002.



                              /s/ Robert DeGregorio
                              --------------------------------------------------
                              Robert DeGregorio

EXHIBIT A

Land O'Lakes Farmland Feed LLC
Purina Mills, LLC
Nutra-Blend, LLC

              CERTAIN DIRECT AND INDIRECT DOMESTIC SUBSIDIARIES OF
                               LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of the certain direct and indirect domestic subsidiaries of Land O'Lakes, Inc. attached hereto as Exhibit A (the "Guarantors") does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Guarantors to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by said Guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11 day of March, 2002.



                                          /s/ Thomas Verdoorn
                                          -------------------------------------
                                          Thomas Verdoorn

EXHIBIT A


Advanced Business Concepts International, LLC

Land O'Lakes International Development Corporation

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                              FORAGE GENETICS, INC.

         The undersigned, being all of the directors of the Board of Directors of Forage Genetics, Inc. (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ Ken Fearday                              /s/ Mark McCaslin
-------------------------------             ------------------------------
Ken Fearday                                 Mark McCaslin


/s/ Peter Janzen
-------------------------------
Peter Janzen

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                  ADVANCED BUSINESS CONCEPTS INTERNATIONAL, LLC

         The undersigned, being all of the directors of the Board of Directors of Advanced Business Concepts International, LLC (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

                  RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ Thomas Verdoorn                         /s/ Peter Simonse
-------------------------------             ------------------------------
Thomas Verdoorn                             Peter Simonse


/s/ Ernest Bethe, III                       /s/ Christopher Policinski
------------------------------              ------------------------------
Ernest Bethe, III                           Christopher Policinski

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                                BOARD OF MANAGERS
                                       OF
                           ALLIANCE MILK PRODUCTS, LLC

         The undersigned, being all of the managers of the Board of Managers of Alliance Milk Products, LLC (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ John Swanson                            /s/ Jim Hamm
-------------------------------             ------------------------------
John Swanson                                Jim Hamm


/s/ Rick Bowen                              /s/ Richard Poeppel
-------------------------------             ------------------------------
Rick Bowen                                  Richard Poeppel

                                 WRITTEN CONSENT
                                     OF THE
                                   SOLE MEMBER
                                       OF
                          AMERICA'S COUNTRY STORES, LLC

         The undersigned, being the sole member of America's Country Stores, LLC (the "Company"), does hereby adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this written action to be effective as of March 1, 2002.


America's Country Stores Holdings, LLC, as Sole Member


/s/  Mark Chenoweth
---------------------------------------------------
By:      Mark Chenoweth
Its:     President

                                 WRITTEN CONSENT
                                     OF THE
                                   SOLE MEMBER
                                       OF
                     AMERICA'S COUNTRY STORES HOLDINGS, LLC

         The undersigned, being the sole member of America's Country Stores Holdings, LLC (the "Company"), does hereby adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this written action to be effective as of March 1, 2002.


Purina Mills, LLC, as Sole Member


/s/      Robert DeGregorio
---------------------------------------------
By:      Robert DeGregorio
Its:     President

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                                  SOLE DIRECTOR
                                       OF
                           COASTAL AG-DEVELOPMENT, INC.

         The undersigned, being all of the sole director of Coastal Ag-Development, Inc. (the "Company"), does hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.



/s/ David Hoogmoed
--------------------------------------
David Hoogmoed, Director

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                               DIAMOND CROSS, LLC

         The undersigned, being all of the directors of the Board of Directors of Diamond Cross, LLC (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ Jerry Booren                            /s/ Carol Kitchen
-------------------------------             ------------------------------
Jerry Booren                                Carol Kitchen

/s/ Paul Cameron
-------------------------------
Paul Cameron

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                  FARBEST, INC.

         The undersigned, being all of the directors of the Board of Directors of Farbest, Inc. (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.


/s/ Maurie Cashman                          /s/ Dennis P. Petersen
-------------------------------             ------------------------------
Maurie Cashman                              Dennis P. Petersen

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                    FMR, INC.


         The undersigned, being all of the directors of the Board of Directors of FMR, Inc. (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.



/s/ Pete Petersen                           /s/ James Wahrenbrock
-------------------------------             ------------------------------
Pete Petersen                               James Wahrenbrock

/s/ Jim Hamm
-------------------------------
Jim Hamm

                                 WRITTEN CONSENT
                                     OF THE
                                   SOLE MEMBER
                                       OF
                               ACS STORES, L.L.C.

         The undersigned, being the sole member of ACS Stores, L.L.C. (the "Company"), does hereby adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

Purina Mills, LLC, as Sole Member


/s/      Robert DeGregorio
-----------------------------
By:      Robert DeGregorio
Its:     President

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                              THOMAS PRODUCTS, LLC

         The undersigned, being all of the directors of the Board of Directors of Thomas Products, LLC (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ Mike Osborne                            /s/ John Peters
-------------------------------             ------------------------------
Mike Osborne                                John Peters

/s/ Paul Cameron
------------------------------
Paul Cameron

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                          GOLDEN VALLEY DAIRY PRODUCTS


         The undersigned, being all of the directors of the Board of Directors of Golden Valley Dairy Products (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.



/s/ John Prince                             /s/ Robert Brown
-------------------------------             ------------------------------
John Prince                                 Robert Brown

/s/ Alan Pierson                            /s/ John Rebane
-------------------------------             ------------------------------
Alan Pierson                                John Rebane

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                           LAND O'LAKES HOLDINGS, INC.

         The undersigned, being all of the directors of the Board of Directors of Land O'Lakes Holdings, Inc. (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ John E. Gherty                          /s/ Daniel Knutson
-------------------------------             ------------------------------
John E. Gherty                              Daniel Knutson

/s/ John Rebane
-------------------------------
John Rebane

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
               LAND O'LAKES INTERNATIONAL DEVELOPMENT CORPORATION

         The undersigned, being all of the directors of the Board of Directors of Land O'Lakes International Development Corporation (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ John E. Gherty                          /s/ Thomas Verdoorn
-------------------------------             ------------------------------
John E. Gherty                              Thomas Verdoorn

/s/ Chris Policinski                        /s/ John Rebane
-------------------------------             -------------------------------
Chris Policinski                            John Rebane

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF GOVERNORS
                                       OF
                             L.L. OLDS SEED COMPANY

         The undersigned, being all of the governors of the Board of Governors of L.L. Olds Seed Company (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ Ken Fearday                             /s/ Peter Janzen
-------------------------------             ------------------------------
Ken Fearday                                 Peter Janzen

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                                BOARD OF MANAGERS
                                       OF
                         LAND O'LAKES FARMLAND FEED LLC

         The undersigned, being all of the managers of the Board of Managers of Land O'Lakes Farmland Feed LLC (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ Duane Halverson                         /s/ Robert Honse
-------------------------------             ------------------------------
Duane Halverson                             Robert Honse


/s/ James Wahrenbrock                       /s/ John Berardi
-------------------------------             ------------------------------
James Wahrenbrock                           John Berardi


/s/ Robert DeGregorio
-------------------------------
Robert DeGregorio

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                              LOL HOLDINGS II, INC.

         The undersigned, being all of the directors of the Board of Directors of LOL Holdings II, Inc. (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ Daniel Knutson                          /s/ Duane Halverson
-------------------------------             ------------------------------
Daniel Knutson                              Duane Halverson

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                                BOARD OF MANAGERS
                                       OF
                                 LOL POWER, LLC

         The undersigned, being all of the managers of the Board of Managers of LOL Power, LLC (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ Daniel Knutson                          /s/ Brian Roesler
-------------------------------             ------------------------------
Daniel Knutson                              Brian Roesler

                                 WRITTEN CONSENT
                                     OF THE
                                  SOLE GOVERNOR
                                       OF
                                MAPLELEAF, L.L.C.

         The undersigned, being the sole governor of Mapleleaf, L.L.C. (the "Company"), does hereby adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this written action to be effective as of March 1, 2002.

/s/ Brian Roesler
-------------------------------
Brian Roesler

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                           MICHIGAN STATE SEED COMPANY

         The undersigned, being all of the directors of the Board of Directors of Michigan State Seed Company (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.
         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ Ken Fearday                             /s/ Peter Janzen
-------------------------------             ------------------------------
Ken Fearday                                 Peter Janzen

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                               MILK PRODUCTS, LLC

         The undersigned, being all of the directors of the Board of Directors of Milk Products, LLC (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ John Swanson                            /s/ Jim Hamm
-------------------------------             ------------------------------
John Swanson                                Jim Hamm

                                 WRITTEN CONSENT
                                     OF THE
                                SOLE SHAREHOLDER
                                       OF
                         NORTH COAST FERTILIZER II, INC.


         The undersigned, being the sole shareholder of North Coast Fertilizer II, Inc. (the "Company"), does hereby adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this written action to be effective as of March 1, 2002.

Land O'Lakes, Inc., as Sole Shareholder


By: /s/ John E. Gherty
    -----------------------------
Name: John E. Gherty
Its:  President & Chief Executive Officer

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                      NORTHWEST FOOD PRODUCTS COMPANY, INC.

         The undersigned, being all of the directors of the Board of Directors of Northwest Food Products Company, Inc. (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ Chris Policinski                        /s/ Don Berg
-------------------------------             ------------------------------
Chris Policinski                            Don Berg

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                                BOARD OF MANAGERS
                                       OF
                   NORTHWEST FOOD PRODUCTS TRANSPORTATION, LLC

         The undersigned, being all of the managers of the Board of Managers of Northwest Food Products Transportation, LLC (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ Don Berg                                /s/ Paul Delperdang
-------------------------------             ------------------------------
Don Berg                                    Paul Delperdang

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                NUTRA-BLEND, LLC

         The undersigned, being all of the directors of the Board of Directors of Nutra-Blend, LLC (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

                  RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ John Swanson                            /s/ Jim Hamm
-------------------------------             ------------------------------
John Swanson                                Jim Hamm

/s/ Robert DeGregorio
-------------------------------
Robert DeGregorio

                                 WRITTEN CONSENT
                                     OF THE
                                   SOLE MEMBER
                                       OF
                            PM NUTRITION COMPANY, LLC

         The undersigned, being the sole member of PM Nutrition Company, LLC (the "Company"), does hereby adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this written action to be effective as of March 1, 2002.


PMI Nutrition, LLC, as Sole Member



/s/      Mike Doyle
-------------------------------------------
By:      Mike Doyle
Its:     Treasurer

                                 WRITTEN CONSENT
                                     OF THE
                                   SOLE MEMBER
                                       OF
                               PMI NUTRITION, LLC

         The undersigned, being the sole member of PMI Nutrition, LLC (the "Company"), does hereby adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this written action to be effective as of March 1, 2002.


Purina Mills, LLC, as Sole Member


/s/  Robert DeGregorio
------------------------------------
By:  Robert DeGregorio
Its:   President

                                 WRITTEN CONSENT
                                     OF THE
                                   SOLE MEMBER
                                       OF
                        PMI NUTRITION INTERNATIONAL, LLC

         The undersigned, being the sole member of PMI Nutrition International, LLC (the "Company"), does hereby adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this written action to be effective as of March 1, 2002.


Purina Mills, LLC, as Sole Member



/s/    Robert DeGregorio
------------------------------------------
By:    Robert DeGregorio
Its:   President

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                                     MEMBERS
                                       OF
                              PMI AGRICULTURE, LLC

         The undersigned, being all the Members of PMI Agriculture, LLC (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.


Purina Mills, LLC, as Member                     PMI Nutrition, LLC, as Member



/s/  Robert DeGregorio                           /s/  Glenn Shields
-----------------------------------              -------------------------------
By:  Robert DeGregorio                           By:  Glenn Shields
Its:  President                                  Its:  President

                                 WRITTEN CONSENT
                                     OF THE
                                   SOLE MEMBER
                                       OF
                                PURINA MILLS, LLC

         The undersigned, being the sole member of Purina Mills, LLC (the "Company"), does hereby adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this written action to be effective as of March 1, 2002.


Land O'Lakes Farmland Feed LLC, as Sole Member



/s/      Robert DeGregorio
-----------------------------------
By:      Robert DeGregorio
Its:     President

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                    QC, INC.

         The undersigned, being all of the directors of the Board of Directors of QC, Inc. (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.


/s/ John E. Gherty                          /s/ Mary Mills
-------------------------------             ------------------------------
John E. Gherty                              Mary Mills

/s/ Allen Schopbach                         /s/ Thomas Hines
-------------------------------             ------------------------------
Allen Schopbach                             Thomas Hines


/s/ David Hettinga
------------------------------
David Hettinga

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                QC HOLDINGS INC.

         The undersigned, being all of the directors of the Board of Directors of QC Holdings Inc. (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ John E. Gherty                          /s/ Mary Mills
-------------------------------             ------------------------------
John E. Gherty                              Mary Mills

/s/ Allen Schopbach                         /s/ Thomas Hines
-------------------------------             ------------------------------
Allen Schopbach                             Thomas Hines

/s/ David Hettinga
------------------------------
David Hettinga

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                               QC INDUSTRIES, INC.

         The undersigned, being all of the directors of the Board of Directors of QC Industries, Inc. (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ John E. Gherty                          /s/ Mary Mills
-------------------------------             ------------------------------
John E. Gherty                              Mary Mills


/s/ Allen Schopbach                         /s/ Thomas Hines
-------------------------------             ------------------------------
Allen Schopbach                             Thomas Hines

/s/ David Hettinga
------------------------------
David Hettinga

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                REALTY LOL, INC.

         The undersigned, being all of the directors of the Board of Directors of Realty LOL, Inc. (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.


/s/ John E. Gherty                          /s/ Daniel Knutson
-------------------------------             ------------------------------
John E. Gherty                              Daniel Knutson

/s/ John Rebane
-------------------------------
John Rebane

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                              RESEARCH SEEDS, INC.

         The undersigned, being all of the directors of the Board of Directors of Research Seeds, Inc. (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ Dave Seehusen                           /s/ John Gherty
-------------------------------             ------------------------------
Dave Seehusen                               John Gherty

/s/ Duane Halverson
-------------------------------
Duane Halverson

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               MEMBERS COMMITTEE
                                       OF
                               SEEDBIOTICS, L.L.C.

         The undersigned, being all the members of The Members Committee of SeedBiotics, L.L.C. (the "Company"), does hereby adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ Peter Janzen                              /s/ Ken Fearday
-------------------------------               -----------------------------
Peter Janzen                                  Ken Fearday

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                               SEED RESEARCH, INC.

         The undersigned, being all of the directors of the Board of Directors of Seed Research, Inc. (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ Ken Fearday                             /s/ Peter Janzen
-------------------------------             ------------------------------
Ken Fearday                                 Peter Janzen


/s/ David Seehusen
-------------------------------
David Seehusen

                            UNANIMOUS WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                             GOLDEN STATE FEEDS, LLC

         The undersigned, being all of the directors of the Board of Directors of Golden State Feeds, LLC (the "Company"), do hereby unanimously adopt the following resolution, effective as of March 1, 2002.

         RESOLVED, that the Company's principal executive officer and principal financial and accounting officer (the "Officers") are hereby authorized to appoint, and the Company does hereby appoint, John E. Gherty and Daniel Knutson, and each or any of them, each Officer's and the Company's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for each Officer and for the Company and in each Officer's name, place, and stead, to sign and affix the Officer's name as such Officer and on behalf of the Company to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc.'s and guaranteed by the Company, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as such officers or the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this written action to be effective as of March 1, 2002.

/s/ Jerry Booren                            /s/ Carol Kitchen
-------------------------------             ------------------------------
Jerry Booren                                Carol Kitchen

/s/ Paul Cameron
-------------------------------
Paul Cameron